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                            SUPPLEMENT DATED
                           SEPTEMBER 15, 1998
                            TO THE PROSPECTUS
                            DATED MAY 1, 1998
                                   OF
                          OCC ACCUMULATION TRUST



On September 9, 1998, James Sheldon, Senior Vice President of Oppenheimer Capital since February 1998, became Portfolio Manager of the foreign portion of the Global Equity Portfolio, replacing Pierre Daviron who is leaving Oppenheimer Capital. Prior to joining Oppenheimer Capital, Mr. Sheldon was General Partner at Omega Advisors, a hedge fund, from September 1996 to February 1998 and Senior Vice President and International Portfolio Manager of Lazard Freres Asset Management from December 1992 to August 1996.